AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ___day of October, 2000, among Capital Growth, Inc., a Nevada corporation ("Capital Growth"); Imagenetix, Inc., a Colorado corporation ("Imagenetix"); the Imagenetix stockholders (the "Imagenetix Stockholders"); and the warrant holders, option holders and employee stock option holders (respectively, the "Imagenetix Warrant Holders," the "Imagenetix Option Holders" and the "Imagenetix Employee Stock Option Holders," collectively, the "Imagenetix Warrant and Option Holders"), all of whom are listed on Exhibit A hereto and who execute and deliver a copy of this Agreement.

                                   WITNESSETH:

                                    RECITALS
                                    --------

     WHEREAS, the respective Boards of Directors of Capital Growth and Imagenetix have adopted resolutions pursuant to which Capital Growth shall acquire and the Imagenetix Stockholders shall exchange 100% of the outstanding common stock of Imagenetix; and

     WHEREAS, the sole consideration for 100% of the outstanding common stock of Imagenetix (6,550,000 shares) shall be the exchange of a like number of $0.001 par value common stock of Capital Growth (which shares are all "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission) as outlined in Exhibit A; and

     WHEREAS, such resolutions also provide for the exchange of outstanding warrants (2,790,000 warrants) and options (225,000 options and 300,000 employee stock options) by the Imagenetix Warrant and Option Holders for like warrants and options of Capital Growth, and the adoption by Capital Growth of the Employee Stock Option Plan of Imagenetix;

     WHEREAS, the sole consideration for the exchange of the outstanding warrants and options of Imagenetix shall be the exchange of a like number of warrants and options of Capital Growth (which warrants and options shall be "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission) as outlined in Exhibit A; and

     WHEREAS, the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders shall acquire in exchange such "restricted securities" of Capital Growth in a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                    Section 1

                                Exchange of Stock
                                -----------------

     1.1 Transfer and Number of Shares and Warrants and Options. The Imagenetix Stockholders agree to transfer to Capital Growth at the closing (the "Closing") 100% of the outstanding common stock of Imagenetix listed in Exhibit A, which is attached hereto and incorporated herein by reference (the "Imagenetix Shares"), in exchange for 6,550,000 shares of common stock of Capital Growth, pro rata, also as outlined in Exhibit A. The Imagenetix Warrant and Option Holders shall exchange the 2,790,000 warrants (the "Imagenetix Warrants") and 525,000 options (225,000 options [the "Imagenetix Options"] and 300,000 employee stock options [the "Imagenetix Employee Stock Options"]) for like warrants and options of Capital Growth, also as outlined in Exhibit A. The pre-Agreement outstanding securities of Capital Growth will amount to 2,000,000 shares of common stock and 393,750 common stock purchase warrants (the "Capital Growth Warrants"), after taking into account the cancellation of 22,500,018 of the 24,500,018 outstanding shares of Capital Growth's common stock and 5,731,250 of the 6,125,000 outstanding Capital Growth Warrants by certain principal stockholders and others as outlined in Section 1.4 below; accordingly, assuming all Imagenetix Stockholders and all Imagenetix Warrant and Option Holders become party to the Agreement, there will be 8,550,000 post-Agreement outstanding shares of common stock of the reorganized Capital Growth; 3,183,750 outstanding warrants (2,790,000 that were exchanged by the Imagenetix Warrant Holders and 393,750 that were retained by the Capital Growth warrant holders); and 525,000 outstanding options (225,000 options that were exchanged by the Imagenetix Option Holders and 300,000 that were exchanged by the Imagenetix Employee Stock Option Holders).

     1.2 Delivery of Certificates and/or Warrants and Options by Imagenetix Stockholders. The transfer of the Imagenetix Shares by the Imagenetix Stockholders and/or the transfer of the Imagenetix Warrants, the Imagenetix Options and the Imagenetix Employee Stock Options shall be effected by the delivery to Capital Growth at the Closing of stock certificate or certificates and/or warrants or options representing the transferred shares and/or warrants and options duly endorsed in blank or accompanied by stock powers executed in blank with all signatures witnessed or guaranteed to the satisfaction of Capital Growth and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Imagenetix Stockholders' and the Imagenetix Warrant and Option Holders' expense.

     1.3 Further Assurances. At the Closing and from time to time thereafter, the Imagenetix Stockholders and the Imagenetix Warrant and Options Holders shall execute such additional instruments and take such other action as Capital Growth may request in order to exchange and transfer clear title and ownership in the Imagenetix Shares, the Imagenetix Warrants, the Imagenetix Options and the Imagenetix Employee Stock Options to Capital Growth.

     1.4 Cancellation of Shares and Warrants by Principal Stockholders and Others. At or simultaneous with the Closing, 22,500,018 shares of Capital Growth's common stock and 5,731,250 Capital Growth Warrants that are owned by certain principal stockholders and others will be canceled in consideration of the Agreement.

     1.5 Resignations of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing, the present sole director and executive officer of Capital Growth, David N. Nemelka, shall designate the directors and executive officers nominated by Imagenetix to serve in his place and stead, until the next respective annual meetings of the stockholders and the Board of Directors of Capital Growth, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: William P. Spencer, Chief Executive Officer, President and Director; Debra L Spencer, Secretary, Treasurer and Director; Patrick S. Millsap, Ph.D., Vice President, Marketing; Derek C. Boosey, Vice President, International; Charles L. Cochran, D.C., Director; and Peter H. Antoniou, M.D., Director; and then, the current sole director and executive officer shall resign.

     1.6 Adoptions of Imagenetix Employee Stock Option Plan. At or simultaneous with the Closing, Capital Growth shall adopt and assume all rights and obligations of Imagenetix under the Imagenetix Employee Stock Option Plan by resolution of its Board of Directors and its majority stockholder.

     1.7 Change of Name. At or simultaneous to the Closing of this Agreement, the Board of Directors of Capital Growth, with the written consent of David N. Nemelka, its majority stockholder, shall adopt the resolutions necessary to amend Capital Growth's Articles of Incorporation to change its name to "Imagenetix Inc."

     1.8 Assets and Liabilities of Capital Growth at Closing. Capital Growth shall have no material assets, and no material liabilities (liabilities not to exceed $11,000), at Closing, and all costs incurred by Capital Growth incident to the Agreement shall have been paid or satisfied.

     1.9 Closing. This Agreement will be deemed to be completed on the execution and delivery of the Agreement by Imagenetix Stockholders collectively owning not less than 80% of the outstanding Imagenetix Shares; and the remainder of the Imagenetix Shares shall be acquired under and pursuant to the terms and provisions of the Agreement as soon as practicable. The Imagenetix Warrants, the Imagenetix Options and the Imagenetix Employee Stock Options shall be exchanged for like instruments of Capital Growth as soon as is reasonably practicable, subject to Closing.


                                    Section 2

                                     Closing
                                     -------

     The Closing contemplated by Section 1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, on or before ten days following the execution and delivery of this Agreement, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                    Section 3

                Representations and Warranties of Capital Growth
                ------------------------------------------------

     Capital Growth represents and warrants to, and covenants with, the Imagenetix Stockholders, the Imagenetix Warrant and Option Holders and Imagenetix as follows:

     3.1 Corporate Status; Compliance with Securities Laws. Capital Growth is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary (Nevada only). Capital Growth is a publicly-held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations. Capital Growth's common stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") under the symbol "CGTH," though there is not an "established trading market" for these securities. Capital Growth is not in violation of any federal or state securities laws.

     3.2 Capitalization. The current pre-Agreement authorized capital stock of Capital Growth consists of 50,000,000 shares of $0.001 par value common voting stock, of which 24,500,018 shares are issued and outstanding (22,500,018 of which will be canceled prior to Closing), all fully paid and non-assessable. Except for the Capital Growth Warrants, consisting of 6,125,000 common stock purchase warrants (5,731,250 of which will be canceled prior to Closing) entitling the holders to purchase one share of common stock for each warrant held at an exercise price of $1.00 per share until September 30, 2005, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or other securities of Capital Growth.

     3.3 Financial Statements. The financial statements of Capital Growth furnished to the Imagenetix Stockholders, the Imagenetix Warrant and Option Holders and Imagenetix, consisting of audited financial statements for the years ended December 31, 1999 and 1998, and unaudited financial statements for the period ended June 30, 2000, attached hereto as Exhibits B and B-1 and incorporated herein by reference, are correct and fairly present the financial condition of Capital Growth at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit C, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     3.4 Undisclosed Liabilities. Capital Growth has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit C.

     3.5 Interim Changes. Since the dates of its balance sheets, except as set forth in Exhibit C, there have been no (1) changes in financial condition, assets, liabilities or business of Capital Growth which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of Capital Growth, payments of any dividend or other distribution in respect of any class of stock of Capital Growth, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

     3.6 Title to Property. Capital Growth has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of Capital Growth are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit C, with respect to which no default exists.

     3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of Capital Growth, threatened, against or relating to Capital Growth, its properties or business, except as set forth in Exhibit C. Further, no officer, director or person who may be deemed to be an "affiliate" of Capital Growth is party to any material legal proceeding which could have an adverse effect on Capital Growth (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Capital Growth.

     3.8 Books and Records. From the date of this Agreement to the Closing, Capital Growth will (1) give to the Imagenetix Stockholders, the Imagenetix Warrant and Option Holders and Imagenetix or their respective representatives full access during normal business hours to all of Capital Growth's offices, books, records, contracts and other corporate documents and properties so that they or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Capital Growth as they or their respective representatives may reasonably request.

     3.9 Tax Returns. Capital Growth has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

     3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), Capital Growth and its representatives will keep confidential any information which they obtain from the Imagenetix Stockholders, the Imagenetix Warrant and Option Holders or from Imagenetix concerning the properties, assets and business of Imagenetix. If the transactions contemplated by this Agreement are not consummated by October 15, 2000, Capital Growth will return to Imagenetix all written matter with respect to Imagenetix obtained by Capital Growth in connection with the negotiation or consummation of this Agreement.

     3.11 Corporate Authority. Capital Growth has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to the Imagenetix Stockholders, the Imagenetix Warrant and Option Holders and Imagenetix or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors through its sole director authorizing execution of this Agreement by Capital Growth's officers through its sole officer and performance thereunder, and that the sole director adopting and delivering such resolutions is the duly elected and incumbent sole director of Capital Growth.

     3.12 Due Authorization. Execution of this Agreement and performance by Capital Growth hereunder have been duly authorized by all requisite corporate action on the part of Capital Growth, and this Agreement constitutes a valid and binding obligation of Capital Growth and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Capital Growth, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application now or hereafter in effect relating to or affecting the enforcement of creditors' right generally and the application of general equitable principles in any action, legal or equitable.

     3.13 Environmental Matters. Capital Growth has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Capital Growth. In addition, to the best knowledge of Capital Growth, there are no substances or conditions which may support a claim or cause of action against Capital Growth or any of Capital Growth' current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. AHazardous Materials@ means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of Ahazardous substances,@ Ahazardous wastes,@ Ahazardous materials@ or Atoxic substances@ under any applicable federal or state laws or regulations. AHazardous Materials Regulations@ means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

     3.14 Access to Information Regarding Imagenetix. Capital Growth acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting Imagenetix and Imagenetix's present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Imagenetix, and with the legal and accounting firms of Imagenetix, with respect to such documentation; and that to the extent requested, all questions raised have been answered to Capital Growth's complete satisfaction.


                                    Section 4

            Representations, Warranties and Covenants of Imagenetix,
            --------------------------------------------------------
    the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders
    -------------------------------------------------------------------------

     Imagenetix, the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders represent and warrant to, and covenant with, Capital Growth as follows (provided, however, that the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders shall make only those representations and warranties contained in Sections 4.1, 4.11, 4.12 and 4.16):

     4.1 Ownership. The Imagenetix Stockholders respectively own the Imagenetix Shares, and the Imagenetix Warrant and Option Holders respectively own the Imagenetix Warrants, the Imagenetix Options and the Imagenetix Employee Stock Options, free and clear of any liens or encumbrances of any type or nature whatsoever, and each has full right, power and authority to convey the Imagenetix Shares or the Imagenetix Warrants, the Imagenetix Options and the Imagenetix Employee Stock Options that are owned by each without qualification.

     4.2 Corporate Status. Imagenetix is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is licensed or qualified as a foreign corporation in all states or foreign countries and provinces in which the nature of Imagenetix's business or the character or ownership of Imagenetix properties makes such licensing or qualification necessary.

     4.3 Capitalization. The authorized capital stock of Imagenetix consists of 50,000,000 shares of common stock, $0.001 par value per share, of which 6,550,000 shares are or will be issued and outstanding on Closing, all fully paid and non-assessable; and 5,000,000 shares of preferred stock, $0.001 par value per share, of which no shares are issued or outstanding. Except for the Imagenetix Warrants (1,090,000 exercisable at $1.00; 950,000 exercisable at $1.10; and 750,000 exercisable at $2.00), the Imagenetix Options (225,000 granted to William P. and Debra L. Spencer) and the Imagenetix Employee Stock Options (300,000 granted under the Imagenetix Employee Stock Option Plan), all of which are exchangeable under this Agreement for like warrants and options of Capital Growth, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or other securities of Imagenetix.

     4.4 Financial Statements. The financial statements of Imagenetix furnished to Capital Growth, consisting of audited financial statements for the years ended March 31, 2000 and 1999, and an unaudited financial statements for the period ended June 30, 2000, attached hereto as Exhibits D and D-1 and incorporated herein by reference, are correct and fairly present the financial condition of Imagenetix as of these dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit E, which is attached hereto and incorporated herein by reference. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     4.5 Undisclosed Liabilities. Imagenetix has no material liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit E attached hereto and incorporated herein by reference.

     4.6 Interim Changes. Since the dates of its balance sheets, except as set forth in Exhibit E, there have been no (1) changes in the financial condition, assets, liabilities or business of Imagenetix, which in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of Imagenetix, payment of any dividend or other distribution in respect of the capital stock of Imagenetix, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

     4.7 Title to Property. Imagenetix has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheets, and the properties and assets of Imagenetix are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the trial balance sheet or in Exhibit E, with respect to which no default exists.

     4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of Imagenetix, threatened, against or relating to Imagenetix or its properties or business, except as set forth in Exhibit E. Further, no officer, director or person who may be deemed to be an affiliate of Imagenetix is party to any material legal proceeding which could have an adverse effect on Imagenetix (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Imagenetix.

     4.9 Books and Records. From the date of this Agreement to the Closing, the Imagenetix Stockholders will cause Imagenetix to (1) give to Capital Growth and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Capital Growth may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Imagenetix as Capital Growth may reasonably request.

     4.10 Tax Returns. Imagenetix has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

     4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), Imagenetix, the Imagenetix Stockholders, the Imagenetix Warrant and Option Holders and their representatives will keep confidential any information which they obtain from Capital Growth concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by October 15, 2000, Imagenetix and the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders will return to Capital Growth all written matter with respect to Capital Growth obtained by them in connection with the negotiation or consummation of this Agreement.

     4.12 Investment Intent. The Imagenetix Stockholders and the Imagenetix Warrant and Option Holders are acquiring the securities to be exchanged and delivered to them under this Agreement for investment and not with a view to the sale or distribution thereof, and they have no commitment or present intention to sell or distribute the Capital Growth securities to be received hereunder. The Imagenetix Stockholders shall execute and deliver to Capital Growth on the Closing an Investment Letter attached hereto as Exhibit F and incorporated herein by reference.

     4.13 Corporate Authority. Imagenetix has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to Capital Growth or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

     4.14 Due Authorization. Execution of this Agreement and performance by Imagenetix hereunder have been duly authorized by all requisite corporate action on the part of Imagenetix, and this Agreement constitutes a valid and binding obligation of Imagenetix and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Imagenetix, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application now or hereafter in effect relating to or affecting the enforcement of creditors' right generally and the application of general equitable principles in any action, legal or equitable.

     4.15 Environmental Matters. Imagenetix has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Imagenetix or its predecessors. In addition, to the best knowledge of Imagenetix, there are no substances or conditions which may support a claim or cause of action against Imagenetix or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. AHazardous Materials@ means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials

Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

     4.16 Access to Information Regarding Capital Growth. Imagenetix, the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Capital Growth and its present and contemplated business operations, potential acquisitions, management and other factors, by delivery to them and/or by access to such information in the EDGAR Archives of the Securities and Exchange Commission at www.sec.gov; that they have had a reasonable opportunity to review such documentation and to discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the sole director and executive officer of Capital Growth, and with the legal and accounting firms of Capital Growth, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                    Section 5

                Conditions Precedent to Obligations of Imagenetix
                -------------------------------------------------
  and the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders
  -----------------------------------------------------------------------------

     All obligations of Imagenetix, the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders under this Agreement are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

     5.1 Representations and Warranties True at Closing. The representations and warranties of Capital Growth contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     5.2 Due Performance. Capital Growth shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

     5.3 Officers' Certificate. Imagenetix shall have been furnished with a certificate signed by the President of Capital Growth, in such capacity, attached hereto as Exhibit G and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Capital Growth contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit B hereto), there has been no material adverse change in the financial condition, business or properties of Capital Growth, taken as a whole.

     5.4 Assets and Liabilities of Capital Growth. Unless otherwise agreed, Capital Growth shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Agreement shall have been paid.

     5.5 Cancellation of Shares and Warrants by Principal Stockholders and Others. At or simultaneous with the Closing, 22,500,018 shares of Capital Growth's common stock and 5,731,250 Capital Growth Warrants that are owned by certain principal stockholders and others will be canceled in consideration of the Agreement.

     5.6 Resignations of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. At or simultaneous with the Closing, corporate resolutions of Capital Growth shall have adopted all action necessary to accomplish the resignation of Capital Growth's sole director and executive officer and the designation of the nominees of Imagenetix to the Board of Directors and to serve as officers as outlined in Section 1.5 hereof.

     5.7 Change of Name. At or simultaneous to the Closing of this Agreement, the Board of Directors of Capital Growth, with the written consent of David N. Nemelka, its majority stockholder, shall have adopted the resolutions necessary to amend Capital Growth's Articles of Incorporation to change its name to "Imagenetix, Inc."

     5.8 Adoptions of Imagenetix Employee Stock Option Plan. At or simultaneous with the Closing, Capital Growth shall have adopted and assumed all rights and obligations of Imagenetix under the Imagenetix Employee Stock Option Plan by resolution of its Board of Directors and its majority stockholder.

     5.9 Stockholders' Consent. Persons owing not less than 80% of the outstanding Imagenetix Shares shall have executed and delivered the Agreement.


                                    Section 6

              Conditions Precedent to Obligations of Capital Growth
              -----------------------------------------------------

     All obligations of Capital Growth under this Agreement are subject, at Capital Growth's option, to the fulfillment, before or at the Closing, of each of the following conditions:

     6.1 Representations and Warranties True at Closing. The representations and warranties of Imagenetix, the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     6.2 Due Performance. Imagenetix, the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.

     6.3 Officers' Certificate. Capital Growth shall have been furnished with a certificate signed by the President of Imagenetix, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Imagenetix, the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit D), there has been no material adverse change in the financial condition, business or properties of Imagenetix, taken as a whole.

     6.4 Books and Records. The Imagenetix Stockholders or the Board of Directors of Imagenetix shall have caused Imagenetix to make available all books and records of Imagenetix, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Capital Growth at Closing.

     6.5 Stockholders' Consent. Persons owing not less than 80% of the outstanding Imagenetix Shares shall have executed and delivered the Agreement.

                                    Section 7

                                   Termination
                                   -----------

     Prior to Closing, this Agreement may be terminated (1) by mutual consent in writing; (2) by either the directors of Capital Growth or Imagenetix if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the directors of Capital Growth or Imagenetix and the Imagenetix Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                    Section 8

                               General Provisions
                               ------------------

     8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     8.2 Waiver. Any failure on the part of any party hereto to comply with any its or their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Agreement, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

     8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:


              If to Capital Growth:                  55 West 200 North, #2
                                                     Provo, Utah 84601

              With a copy to:             Leonard W. Burningham, Esq.
                                                     455 East 500 South, #205
                                                     Salt Lake City, Utah 84111

              If to Imagenetix:           1635 West Bernardo Drive, #101
                                                     San Diego, California 92127

              With a copy to:             Gary A. Agron, Esq.
                                                     5445 DTC Parkway, Suite 520
                                                     Englewood, Colorado 80111

     8.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

     8.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     8.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

     8.8 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

     8.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

     IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the latest date hereof.


                                          CAPITAL GROWTH, INC.


 Date:____________________.               By___________________________________
                                            David N. Nemelka, President


                                          IMAGENETIX, INC.


 Date: ____________________.              By___________________________________
                                            William P. Spencer, President

                      AGREEMENT AND PLAN OF REORGANIZATION
                           COUNTERPART SIGNATURE PAGE

     This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the _____ day of October, 2000, among Capital Growth, Inc., a Nevada corporation ("Capital Growth"); Imagenetix, Inc., a Colorado corporation ("Imagenetix"); the Imagenetix stockholders (the "Imagenetix Stockholders"); and the warrant holders, option holders and employee stock option holders (respectively, the "Imagenetix Warrant Holders," the "Imagenetix Option Holders" and the "Imagenetix Employee Stock Option Holders," collectively, the "Warrant and Option Holders"), who are signatories thereto, is executed by the undersigned, an Imagenetix Stockholder or an Imagenetix Warrant or Option Holder, as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                               -----------------------------------------
                               Name (Please Print)

                               -----------------------------------------
                               Street Address

                               ------------------------------------------
                               City            State               Zip

                               ------------------------------------------
                                             (Signature)

                               ------------------------------------------
                                                (Date)

                                                                EXHIBIT A

--------------------------------------------------------------------------------------------------------------------------------
Name/Address                    Phone#                    Number of                      Number of
                                                          Securities Owned               Securities Owned          Empl.
                                                          of Imagenetix                  of Capital Growth         Options
--------------------------------------------------------------------------------------------------------------------------------


William & Debra Spencer         (760) 746-6560                3,000,000                     3,000,000               50,000
1702 Macero St.                                           restricted stock               restricted stock            @ $2
Escondido, CA. 92029
                                                               225,000                       225,000
                                                            options @ $1                   options @ $1
--------------------------------------------------------------------------------------------------------------------------------

Patrick & Cassandra Millsap     (619) 448-4451                 255,000                       255,000                25,000
8729 Rumson Rd.                                              restricted                     restricted               @ $2
Santee, Ca. 92071                                               stock                         stock
--------------------------------------------------------------------------------------------------------------------------------

Derek Boosey                    (760) 751-4121                                                                      115,000
29876 Platanus Dr.                                                                                                   @ $2
Escondido, Ca. 92026
--------------------------------------------------------------------------------------------------------------------------------

Dr. Charles Cochran             (831) 688- 2262                15,000                         15,000                20,000
226 Lake Ct.                                              restricted stock               restricted stock            @ $2
Aptos, Ca. 95003
--------------------------------------------------------------------------------------------------------------------------------

Peter Antoniou                  (760) 740-0258                 15,000                         15,000                20,000
2166 Lemon Ave                                            restricted stock               restricted stock            @ $2
Escondido, Ca. 92029
--------------------------------------------------------------------------------------------------------------------------------

Charles  & Judy White           (909)  600-9165                75,000                         75,000
38137 Augusta Dr.                                         restricted stock               restricted stock
Murrieta, Ca  92563
--------------------------------------------------------------------------------------------------------------------------------

Jandra Thomas                   (760) 941-9337                                                                      35,000
1838 Blackhawk Ave                                                                                                   @ $2
Oceanside, Ca. 92056
--------------------------------------------------------------------------------------------------------------------------------

YueLing Chen                    (760) 751-4121                                                                      25,000
29876 Platanus Dr.                                                                                                   @ $2
Escondido, Ca.  92026
--------------------------------------------------------------------------------------------------------------------------------

Grace Laciste                   (858)  565-6546                                                                     10,000
3463 Castle Glen Dr.                                                                                                 @ $2
Unit #1-Q
San Diego, Ca. 92123
--------------------------------------------------------------------------------------------------------------------------------

Claudia A. McAdam               (303) 791-1188                 50,000                        50,000
14 Red Tail Drive                                         Restricted Stock              Restricted Stock
Highlands Ranch,CO 80111

                                                              Warrants                      Warrants
                                                             50,000@$1                     50,000 @ $1
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Great Expectations, FLP         (303)791-1188                  25,000                        25,000
14 Red Tail Drive                                         Restricted Stock              Restricted Stock
Highlands Ranch, CO 80111

                                                              Warrants                      Warrants
                                                             25,000@$1                     25,000 @ $1
--------------------------------------------------------------------------------------------------------------------------------

GJM Trading Partners,LTD        (303) 791-1188                Warrants                      Warrants
14 Red Tail Drive                                          400,000@$1.00                 400,000 @ $1.00
Highlands Ranch, CO 80111                                  700,000@$1.10                 700,000 @ $1.10

--------------------------------------------------------------------------------------------------------------------------------

GM/CM Family Patrners,          (303) 791-1188                487,500                        469,000
LTD.                                                     Restricted Shares              Restricted Shares
14 Red Tail Drive
Highlands Ranch, CO 80111                                                             (Returned to Treasury
                                                                                         18,500 shares)
--------------------------------------------------------------------------------------------------------------------------------

1st Zamora                      (801) 255-2157                412,500                         6,000
C/O Laura Lee Madsen                                      Restricted Stock              Restricted Shares
9025 Oakwood
West Jordan , UT 84088                                                                (Return to Treasury
                                                              Warrants                  406,500 Shares)
                                                             75,000@$1
                                                                                            Warrants
                                                                                           75,000 @ $1

--------------------------------------------------------------------------------------------------------------------------------

David N. Nemelka (Jr.)          (801) 377-1758                412,500                        412,500
2662 Stonebury Loop Rd.                                   Restricted Stock              Restricted Stock
Springville, Ut.  84663

                                                              Warrants                      Warrants
                                                             75,000@$1                     75,000 @ $1
--------------------------------------------------------------------------------------------------------------------------------

MOE & Assoc.                                                   156,000                       156,000
2430 West Long Circle                                     restricted stock               restricted stock
Littleton, CO. 80120
--------------------------------------------------------------------------------------------------------------------------------

Dr. Paul Dragul                 (303) 771-7117                 19,500                         19,500
22 Blue Heron Dr.                                         restricted stock               restricted stock
Greenwood Village, CO.
80121
--------------------------------------------------------------------------------------------------------------------------------

Tom Forti                       (303) 795-7674                 19,500                         19,500
5959 South University Blvd.                               restricted stock               restricted stock
Greenwood Village, Co.
80121
--------------------------------------------------------------------------------------------------------------------------------

Maurile C. Tremblay             (858) 452-2300                 30,000                         30,000
8514 Prestwick Dr.                                        restricted stock               restricted stock
La Jolla, Ca. 92037
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Larry Cantrell                  (817) 738-2701                 45,000                         45,000
3621 Ridgelea Country Club                                restricted stock               restricted stock
Dr.
Fort Worth, Tx. 76116
--------------------------------------------------------------------------------------------------------------------------------

Jules Kozuki                    (808) 373-9567                 45,000                         45,000
1005 Lower Main St.                                       restricted stock               restricted stock
Wailuku, Hi.  96793
--------------------------------------------------------------------------------------------------------------------------------

Greg Pusey                      (720) 529-3550                144,375                        144,375
7315 East Peakview Ave                                    Restricted Stock              Restricted Stock
Englewood, CO. 80111

                                                              Warrants                      Warrants
                                                             26,250@$1                      26,250@$1
--------------------------------------------------------------------------------------------------------------------------------

Barry C. Loder                  (713) 874-1440                 61,875                         61,875
2715 Bissonnet Ste #303                                   Restricted Stock              Restricted Stock
Houston, Tx. 77005

                                                              Warrants                      Warrants
                                                             11,250@$1                     11,250 @$1
--------------------------------------------------------------------------------------------------------------------------------

Henry Fong                      (561) 624-0885                 168,750                       168,750
C/O Equitex Inc.                (303) 337-9665            Restricted Stock              Restricted Stock
2401 PGA Blvd. Ste# 190
Palm Beach, Fla.  33410
--------------------------------------------------------------------------------------------------------------------------------

Gary Agron                      (303) 770B7254                100,000                        100,000
Agron & Associates                                        Restricted Stock              Restricted Stock
5445 DTC Parkway #520
Englewood, CO 80111                                           Warrants                      Warrants
                                                            50,000@$2.00                  50,000@$2.00
--------------------------------------------------------------------------------------------------------------------------------


Gulfstream 1998                 (561) 624-0885                 37,500                        37,500
Irrevocable Trust                                         Restricted Stock              Restricted Stock
C/O Equitex, Inc.
2401 PGA Blvd. #190
Palm Beach, FLA 33410                                         Warrants                      Warrants
                                                           37,500 @$1.00                  37,500 @$1.00
--------------------------------------------------------------------------------------------------------------------------------

J Paul Consulting               (303) 713-1629                Warrants                      Warrants
6041 Syracuse Wy St #307                                  250,000 @ $1.00                250,000@ $1.00
 Englewood , CO.  80111                                   250,000 @ $1.10                 250,000@$1.10
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Underwriters                                                140,000 @ $1                   140,000 @ $1
NASD Members                                                  warrants                       warrants
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------

***Private Placement                                All of the following private      All of the following
     Investors                                      private placement people          private placement people
                                                    have restricted shares of         have restricted shares of
                                                    stock and warrants are            stock and warrants are
                                                    exercisable at $2                 exercisable at $2
--------------------------------------------------------------------------------------------------------------------------------

Zahra Abdollahi                                                20,000                         20,000
7 Via Las Rosas
Laguna Niguel, Ca. 92677                                       10,000                         10,000
Hadi Fakouri                                                  warrants                       warrants
20492 Crescent Bay #112         (Hadi)
Lake Forrest, Ca.               (949) 249-0680
92630
--------------------------------------------------------------------------------------------------------------------------------

Multi-Nat=l Consultants Grp-    (507) 213-8874                 50,000                         50,000
C/P Pan American Cap Grp. Inc.
(Patrick Abraham) Treas.        email address              25M- warrants                   25M-warrants
P.O. Box 832-2522               info@panamerican-group.
World Trade Cntr
Panama, Republic of Panama
--------------------------------------------------------------------------------------------------------------------------------

Brasel Family Prtnrs.  Ltd.     (303) 221-7376                 45,000                         45,000
5770 S. Beech Crt.
Littleton, Co. 80121                                      22.5M- warrants                22.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Bus. Dev. Corp.                 (954) 763-7080                 25,000                         25,000
340 Sunset Dr. Ste #1203
Ft. Lauderdale, Fla                                        12.5M-warrants                12.5M-warrants
33301
--------------------------------------------------------------------------------------------------------------------------------

Benedetto Casale                (718) 761-7800                 30,000                         30,000
24 Hunt Lane
Staten Island, NY                                           15M-warrants                  15M-warrants
10304
--------------------------------------------------------------------------------------------------------------------------------

Dr. Paul Dragul                 (303) 771-7117                 20,000                         20,000
950 E. Harvard Ave - Ste# 500
Denver, CO. 80210                                           10M-warrants                  10M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Clifford Enten                  (303) 526-2123                 10,000                         10,000
241 Charros Dr.
Golden, CO.                                                 5M-warrants                    5M-warrants
80401
--------------------------------------------------------------------------------------------------------------------------------

Paul Ernst                      (303) 442-0247                 10,000                         10,000
3117 Eastwood Ct.
Boulder, CO. 80304                                          5M-warrants                    5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Heather M. Evans                (303) 841-7548                 15,000                         15,000
12906 N. 4th St.
Parker, CO. 80134                                          7.5M-warrants                  7.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Fairway Capital Prtnrs. LLC     (407) 333-1003                 20,000                         20,000
1025 Greenwood Blvd. Ste #121
Longwood, FL. 32779                                         10M-warrants                  10M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Jeffrey W. Felton               (410) 290-6762                 15,000                         15,000
6400 Autumn Gold Ct.
Columbia, MD. 21045                                        7.5M-warrants                  7.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Thomas A. Forti                 (303) 795-7674                 20,000                         20,000
5959 So. University Blvd.
Greenwood Village, CO. 80121                                10M-warrants                  10M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Robert A. Germiquet             (403) 860-6950                 10,000                        10,000
232 Edforth Pl. NW
Calgary, AB                                                 5M-warrants                    5M-warrants
Canada  T3A 3V9
--------------------------------------------------------------------------------------------------------------------------------

Gary McAdam                     (303) 791-1188                150,000                        150,000
GJM Trading Partners, Ltd.
14 Red Tail Dr.                                             75M-warrants                  75M-warrants
Highlands Ranch, CO  80126
--------------------------------------------------------------------------------------------------------------------------------

Great Expectations Family       (303) 791-1188                150,000                        150,000
Ltd. Partnerships
14 Red Tail Dr.
Highlands Ranch, CO  80126                                  75M-warrants                  75M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Aaron A. Grunfeld               (303) 277-8300                 20,000                        20,000
10390 Santa Monica Blvd.,
4th Floor                                                   10M-warrents                  10M-warrants
Los Angeles, CA  90025-5058
--------------------------------------------------------------------------------------------------------------------------------

Heritage Oil Company            (970) 867-7295                 10,000                        10,000
14620 Rd. #14
Fort Morgan, CO  80701                                      5M-warrants                    5M-warrants
(mail sub agrmt to Bill
Ambrose @ 302215 14th
Ave. So-West
Calgary, Alberta T2R0M2)
mail certificate to Spencer
 Edwards-Jerry Kirby
--------------------------------------------------------------------------------------------------------------------------------

Higgins D. Bailey               (760) 340-3249                 25,000                        25,000
102 Celano Cir.
Palm Desert, CA  92211                                     12.5M-warrants                12.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Arthur Kassoff                  (636) 537-1557                 20,000                        20,000
Arthur Kassoff Rev. Trust
16648 Chesterfield Manor Dr.                                10M-warrants                  10M-warrants
Chesterfield, MO  63005
--------------------------------------------------------------------------------------------------------------------------------

Charles  F. Kirby               (303) 346-6959                 20,000                        20,000
9072 S. Copeland St.
Littleton, CO  80126-5288                                   10M-warrants                  10M-warrants
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------

Cynthia & Michael Kirby         (303) 741-6380                 10,000                        10,000
6765 E. Dorado Pl.
Greenwood Village, CO  80111                                5M-warrants                    5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Lisa Kirby                      (303) 804-0446                 20,000                        20,000
5743 S. Kearney St.
Greenwood Village, CO  80111                                10M-warrants                  10M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Mark E. or Constance Massa      (303) 680-7931                 5,000                          5,000
2829 S. Richfield Way
Aurora, CO  80013                                          2.5M0-warrants                 2.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Mathis Family Partners, Ltd.    (303) 794-9450                100,000                        100,000
26 W. Dry Creek Circle, #600
Littleton, CO  80120                                        50M-warrants                  50M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Claudia A. McAdam               (303) 791-1188                100,000                        100,000
14 Red Tail Drive
Highlands Ranch, CO  80126                                  50M-warrants                  50M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Sharon McDonald                 (303) 777-8063                 10,000                        10,000
855 S. Fillmore Street
Denver, CO  80209                                           5M-warrants                    5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

David W. Mork & Nana B.         (303) 777-8063                  5,000                         5,000
Schov
P.O. Box 21
Carbondale, CA  81623                                      2.5M-warrants                  2.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------


Michael O'Hare                  (636) 391-1774                 20,000                        20,000
234-G Old Meramec Station
Road                                                        10M-warrants                  10M-warrants
Manchester, MO  63021-5311
--------------------------------------------------------------------------------------------------------------------------------

J. J. Peirce                    (303) 730-9680                 25,000                        25,000
5125 West Lake Avenue
Littleton, CO  80123-6723                                  12.5M-warrants                12.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

LTC David R. Plaza              (913) 727-5351                 5,000                          5,000
108 Willow Pt.
Lansing, KS  66043                                         2.5M-warrants                  2.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Jeff P. Ploen                   (303) 713-1629                 50,000                        50,000
6041 S. Syracuse, #307
Englewood, CO  80111                                        25M-warrants                  25M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Carol & Paul Rivello            (718) 934-0377                 45,000                       45,000.00
810 Ave W.
Brooklyn, NY  11223                                        22.5M-warrants                22.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Len H. Rothstein                (310) 578-9558                 25,000                       25,000.00
134 Privateer Mall
Marina Del Rey, CA  90292                                  12.5M-warrants                12.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Nana B. Shov                    (970) 963-3996                 15,000                       15,000.00
Andreas B. Mork
P.O. Box 21                                                7.5M-warrants                  7.5M-warrants
Carbondale, CO  81623
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------

Steve Schultz                   (303) 883-4853                 20,000                       20,000.00
5700 Green Oaks Dr.
Littleton, CO  80121                                        10M-warrants                  10M-warrants
--------------------------------------------------------------------------------------------------------------------------------

R. A. Strahl                    (831) 375-6209                 10,000                       10,000.00
200 Camino Aguajito #200
Monterey, CA  93940                                         5M-warrants                    5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

James W. Toot                   (303) 516-0600                 50,000                       50,000.00
7444 Singing Hills Ct.
Boulder, CO  80301                                          25M-warrants                  25M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Bonnie & Len Turano             (303) 850-7896                 15,000                       15,000.00
8372 S. Peninsula Dr.
Littleton, CO  80120                                       7.5M-warrants                  7.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Lawrence Underwood              (303) 534-1119                 25,000                       25,000.00
2921 Cliffside Ct.
Castle Rock, CO  80104                                     12.5M-warrants                12.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

James Schibelli                 (516) 546-9441                155,000                      155,000.00
2935 Bay Dr.
Merrick, NY  11566                                         77.5M-warrants                77.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------

Andrew Benavides                (303) 522-8901                 5,000                        5,000.00
1557 W. Powers Ave.
Littleton, CO  80120                                       2.5M-warrants                  2.5M-warrants
--------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT A


                                                           Number of Common
                           Number of Common             Shares of Capital Growth
                           Shares Owned of                     to be
      Name                    Imagnetix                  Received in Exchange
      ----                 -----------------             -----------------------




                                                           Number of Warrants
                           Number of Warrants              of Capital Growth
                               Owned of                         to be
      Name                     Imagnetix                  Received in Exchange
      ----                 ------------------            -----------------------



                                                            Number of Options
                           Number of Options                of Capital Growth
                               Owned of                           to be
      Name                     Imagnetix                   Received in Exchange
      ----                 ------------------            -----------------------



                                                                Number of
                                 Number of               Employee Stock  Options
                           Employee Stock Options           of Capital Growth
                                  Owned of                        to be
      Name                       Imagnetix                 Received in Exchange
      ----                 ------------------            -----------------------

                                    EXHIBIT B

                              CAPITAL GROWTH, INC.

                          AUDITED FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED
                           DECEMBER 31, 1999 and 1998

                                   EXHIBIT B-1

                              CAPITAL GROWTH, INC.

                         UNAUDITED FINANCIAL STATEMENTS

                              FOR THE PERIOD ENDED
                                  JUNE 30, 2000

                                    EXHIBIT C

     See the Consent of Directors and Letter to Stockholders regarding the Warrant Distribution dated September 1, 2000, which is attached hereto.

     See the letter from Boulder Family Partnership, dated September 13, 2000, regarding the waiver of its warrants, which is attached hereto.

                                    EXHIBIT D


                                IMAGENETIX, INC.

                          AUDITED FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED
                             MARCH 31, 2000 AND 1999

                                   EXHIBIT D-1

                                IMAGENETIX, INC.

                         UNAUDITED FINANCIAL STATEMENTS

                              FOR THE PERIOD ENDED

                                  JUNE 30, 2000

                                    EXHIBIT E


     In September 2000, Imagenetix completed the sale of 1,400,000 Units of its securities at $1 per Unit to a limited number of "accredited investors" pursuant to Rule 506 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. Each Unit consisted of one share of common stock and one-half warrant to purchase an additional share of common stock for $2 per share at any time until September 30, 2005.

     A copy of the Confidential Private Offering Memorandum of Imagenetix dated September 6, 2000, respecting this offering, has been previously provided to Capital Growth and its legal counsel.

     Imagenetix is subject to a counter-claim filed against it by Natural Alternatives International, Inc. ("NAI"), which was filed in response to a civil action brought by Imagenetix against NAI.

                                    EXHIBIT F



Interwest Transfer Co.
1981 E. Murray-Holladay Rd.
Salt Lake City, Utah 84117

Capital Growth, Inc.
55 West 200 North
Provo, Utah 84601

Re: Exchange of shares, warrants, options and employee stock options of Imagenetix, Inc., a Colorado corporation ("Imagenetix"), for shares, warrants, options and employee stock options of Capital Growth, Inc., a Nevada corporation ("Capital Growth or "Company")

Dear Ladies and Gentlemen:

     Pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") between the undersigned, Imagenetix, the other stockholders, warrant holders, option holders and employee stock option holders of Imagenetix and Capital Growth, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Agreement; that I have received and personally reviewed I represent and warrant that (i) I am an "accredited investor" or, either alone or with the aid of a "purchaser representative" am a "sophisticated investor"; (ii) I understand the "unregistered" and "restricted" nature of the shares, warrants or options of Capital Growth being received under the Agreement in exchange for the Imagenetix Shares or the Imagenetix Warrants, the Imagenetix Options and the Imagenetix Employee Stock Options; (iii) I have received and reviewed a copy of any and all material documents regarding the Company, including, but not limited to the Company's 10-KSB Annual Report for the year ended December 31, 1999; and its 10-QSB Quarterly Reports for the quarters ended September 30, 1999, March 31, 2000, and June 30 2000; (iv) I hereby waive and compromise any pre-emptive rights relating to the prior issuance of shares of any of the Imagenetix Shares; and (v) I hereby compromise and/or waive any claims I have or may have against Imagenetix by reason of the purchase of any securities of Imagenetix prior to the Closing of the Agreement.

     I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company. I understand that the accounting firm for Capital Growth is Tanner & Co., 675 East 500 South, Salt Lake City, Utah 84102, Telephone (801) 532-7444; and that legal counsel for Capital Growth is Leonard W. Burningham, Esq., 455 East 5th South, Suite 205, Salt Lake City, Utah 84111, Telephone #801-363-7411.

     I also understand that I must bear the economic risk of ownership of any of the Capital Growth shares for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

     I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Imagenetix for use by Capital Growth as they are made to induce you to issue me the shares of Capital Growth under the Agreement, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

     1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

     2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

     3. That I understand the meaning of "unregistered shares" and know that they are not freely tradeable;

     4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

     5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

     6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable laws, rules and regulations;

     7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

     8. I also understand that without approval of counsel for Capital Growth, all shares of Capital Growth to be issued and delivered to me in exchange for my shares of Imagenetix shall be represented by one stock certificate only and which such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

     The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

     Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. Capital Growth will attempt to accommodate any stockholders' request where Capital Growth views the request is made for valid business or personal reasons so long as in the sole discretion of Capital Growth, the granting of the request will not facilitate a "public" distribution of unregistered shares of common voting stock of Capital Growth.

     You are requested and instructed to issue a stock certificate as follows, to-wit:

     --------------------------------------------------------
     (Name(s) and Number of Shares)

     --------------------------------------------------------
     (Address)

     --------------------------------------------------------
     (City, State and Zip Code)

     If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

     Dated this ________ day of _______________________, 2000.

                                 Very truly yours,


                                 --------------------------------------

                                    EXHIBIT G



                       CERTIFICATE OF OFFICER PURSUANT TO

                      AGREEMENT AND PLAN OF REORGANIZATION


     The undersigned, the President of Capital Growth, Inc., a Nevada corporation ("Capital Growth"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Agreement") between Capital Growth and Imagenetix, Inc., a Colorado corporation ("Imagenetix"), the stockholders of Imagenetix (the "Imagenetix Stockholders") and all of the warrant and option holders of Imagenetix (the "Imagenetix Warrant and Option Holders"):

     1. That he is the President of Capital Growth and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Imagenetix, the Imagenetix Stockholders and the Imagenetix Warrant and Option Holders.

     2. Based on his personal knowledge, information, belief and opinions of counsel for Capital Growth regarding the Agreement:

          (i) All representations and warranties of Capital Growth contained within the Agreement are true and correct;

          (ii) Capital Growth has complied with all terms and provisions required of it pursuant to the Agreement; and

          (iii) There have been no material adverse changes in the financial position of Capital Growth as set forth in its financial statements for the years ended December 31, 1999 and 1998, and for the period ended June 30, 2000, except as set forth in Exhibit C to the Agreement.


                                       CAPITAL GROWTH, INC.


Date: ______________                   By_________________________________
                                          David N. Nemelka, President

                                    EXHIBIT H


                       CERTIFICATE OF OFFICER PURSUANT TO

                      AGREEMENT AND PLAN OF REORGANIZATION


     The undersigned, the President of Imagenetix, Inc., a Colorado corporation ("Imagenetix"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Agreement") between Imagenetix, the stockholders of Imagenetix (the "Imagenetix Stockholders") and all of the warrant and option holders of Imagenetix (the "Imagenetix Warrant and Option Holders") and Capital Growth, Inc., a Nevada corporation ("Capital Growth"):

     1. That he is the President of Imagenetix and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Capital Growth.

     2. Based on his personal knowledge, information, belief:

          (i) All representations and warranties of Imagenetix contained within the Agreement are true and correct;

          (ii) Imagenetix has complied with all terms and provisions required of it pursuant to the Agreement; and

          (iii) There have been no material adverse changes in the financial position of Imagenetix as set forth in its its financial statements for the years ended March 31, 2000 and 1999, and for the period ended June 30, 2000, except as set forth in Exhibit E to the Agreement.


                                       IMAGENETIX,  INC.


Date: _________________                By_________________________________
                                          William P. Spencer, President